EXHIBIT 10.48

April 13, 2000

Larry Sternson

President

Elan Pharmaceutical Technologies

a division of Elan Corporation, plc

Licence Agreement between Elan Corporation, plc and Solvay Pharmaceuticals Inc. dated 22nd December, 1997 as amended by Amendment dated 1st March, 1999 (the “Agreement”)

Dear Sir,

We refer to the above Agreement for the development of a once daily fluvoxamine product.

Defined texts used in this letter shall have the meanings assigned to them in the Agreement unless such terms are expressly defined in this letter. All other provisions of the Agreement not amended herein shall remain unchanged and in full force and effect.

Whereby it is agreed by ELAN and the COMPANY that Article V, Paragraph 2.1.3 of the Agreement shall be deleted and replaced with the following:

“2.1.3.	$[ * ] due upon [ * ].

In the event that [ * ] as envisaged herein in this 2.1.3. prior to the specified [ * ] day, then the royalty to be paid to ELAN under this paragraph 2.1.2. shall be [ * ]. Thus for example, if [ * ].

However, in the event that such [ * ] day, then the $[ * ] license royalty payable here shall [ * ]. Thus, for example, if [ * ]. COMPANY’s obligation to pay a license fee to ELAN under this 2.1.3. shall expire on the [ * ] day of the specified period if no such [ * ] as envisaged here is effected by that date.”

Kindly confirm your agreement to the above amendments by signing this letter which is hereby furnished in duplicate and returning one (1) fully executed original to Solvay.

Yours sincerely

/s/ Harold H. Shlevin

Harold Shlevin, Ph.D.
Senior Vice President
Solvay Pharmaceuticals, Inc.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Accepted and agreed on behalf of Elan Pharmaceutical Technologies

By:	/s/ Larry A. Sternson
Name:	Larry Sternson
Title:	President, EPT
Date:	3 May 2000

cc:	P. Ashe (Elan)

J. Benesh

V. Harrison

M. Kelleher (Elan)

J. Nolan

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.